                                 Exhibit 10(Y)

                  Property Catastrophe Overlying Excess of Loss
                              Reinsurance Contract

                                    Issued to

                    State Automobile Mutual Insurance Company
                      State Auto National Insurance Company
                            Milbank Insurance Company
                       Midwest Security Insurance Company
                       Farmers Casualty Insurance Company
                          Mid-Plains Insurance Company

                                       By

               State Auto Property and Casualty Insurance Company

                  PROPERTY CATASTROPHE OVERLYING EXCESS OF LOSS
                              REINSURANCE CONTRACT



                                    ISSUED TO


                    STATE AUTOMOBILE MUTUAL INSURANCE COMPANY
                      STATE AUTO NATIONAL INSURANCE COMPANY
                            MILBANK INSURANCE COMPANY
                       MIDWEST SECURITY INSURANCE COMPANY
                       FARMERS CASUALTY INSURANCE COMPANY
                          MID-PLAINS INSURANCE COMPANY


                                       BY

               STATE AUTO PROPERTY AND CASUALTY INSURANCE COMPANY

                    STATE AUTOMOBILE MUTUAL INSURANCE COMPANY
                            MILBANK INSURANCE COMPANY
                      STATE AUTO NATIONAL INSURANCE COMPANY
                       MIDWEST SECURITY INSURANCE COMPANY
                       FARMERS CASUALTY INSURANCE COMPANY
                          MID-PLAINS INSURANCE COMPANY

                  PROPERTY CATASTROPHE OVERLYING EXCESS OF LOSS
                              REINSURANCE CONTRACT

                                TABLE OF CONTENTS
                                -----------------


ARTICLE NO.          TITLE                                     PAGE
-----------          -----                                     ----

ARTICLE I            BUSINESS COVERED                          1

ARTICLE II           EXCLUSIONS                                1 -  2

ARTICLE III          TERM                                      3

ARTICLE IV           TERRITORY                                 3

ARTICLE V            AMOUNT OF LIMIT AND RETENTION             3

ARTICLE VI           ULTIMATE NET LOSS                         3 - 4

ARTICLE VII          NET RETAINED LINES                        4

ARTICLE VIII         UNDERLYING EXCESS                         4

ARTICLE IX           DEFINITION OF LOSS OCCURRENCE             4 - 5

ARTICLE X            NOTICE OF LOSS AND LOSS SETTLEMENT        6

ARTICLE XI           PREMIUM                                   6

ARTICLE XII          CURRENCY                                  6

ARTICLE XIII         OFFSET                                    6 - 7

ARTICLE XIV          ACCESS TO RECORDS                         7

ARTICLE XV           ERRORS AND OMISSIONS                      7

ARTICLE XVI          TAXES                                     7

ARTICLE XVII         INSOLVENCY                                7 - 8

ARTICLE XVIII        ARBITRATION                               8 - 9

                  PROPERTY CATASTROPHE OVERLYING EXCESS OF LOSS
                  ---------------------------------------------
                              REINSURANCE CONTRACT
                              --------------------

                                     BETWEEN

                    STATE AUTOMOBILE MUTUAL INSURANCE COMPANY
                            MILBANK INSURANCE COMPANY
                      STATE AUTO NATIONAL INSURANCE COMPANY
                       MIDWEST SECURITY INSURANCE COMPANY
                       FARMERS CASUALTY INSURANCE COMPANY
                          MID-PLAINS INSURANCE COMPANY
             (HEREINAFTER COLLECTIVELY REFERRED TO AS THE "COMPANY")

                                       AND

               STATE AUTO PROPERTY AND CASUALTY INSURANCE COMPANY

            (HEREINAFTER REFERRED TO AS THE SUBSCRIBING "REINSURER")


                                    ARTICLE I
                                    ---------

BUSINESS COVERED:
-----------------

         The Reinsurer shall indemnify the Company for the net excess liability as hereinafter provided and specified, which may accrue to the Company as a result of any loss or losses which may occur during the currency of the Contract under any and all policies, contracts, binders and other evidence of insurance and reinsurance, oral or written (hereinafter referred to as "Policies") heretofore or hereafter issued or entered into by or on behalf of the Company and classified by the Company as Fire, Allied Lines, Homeowners (property coverages), Farmowners (property coverages), Commercial Multiple Peril policies (property coverages), Ocean Marine, Inland Marine and Automobile Physical Damage.


                                   ARTICLE II
                                   ----------

EXCLUSIONS:
-----------

         The following shall be excluded from the scope of this Contract:

         1.       Business written and classified by the Company as:

                  a)  Aviation Insurance;
                  b) Casualty Insurance (i.e. Accident, Health, Third Party Liability, Workers Compensation and Employers Liability, Fidelity, Plate Glass and Burglary and Theft when written as such);
                  c)  Credit Insurance;
                  d)  Financial Guarantee Insurance;
                  e)  Insolvency Insurance;

                  f)  Life Insurance;
                  g)  Mortgage Impairment Insurance;
                  h)  Title Insurance;
                  i)  Surety;
                  j)  Flood Insurance when written as such;
                  k)  Earthquake Insurance when written as such;
                  l)  Difference in Conditions Insurance;
                  m)  Ocean Marine Insurance, except yachts;
                  n)  Boiler and Machinery;
                  o) Multiple Peril policies other than the Property coverages as included in the Business Covered Section, hereof;
                  p) Reinsurance, but not to exclude so-called agency reinsurance, reinsurance of an individual risk or policy, or any intercompany pooling arrangements.

         2.       Wind and Hail on growing and standing crops.

         3. Manufacture, processing, storage, filling or breaking down of explosives.

         4. Oil and petrochemical refineries and pipelines and oil or gas drilling rigs.

         5. Excess of Loss insurance or reinsurance where the deductible exceeds $99,999.

         6. Bridges and Tunnels where the Total Insured Value over all interests exceeds $250,000,000.

         7. Extra Contractual Obligations and Losses in Excess of Policy Limits as per attached Exclusion Clause.

         8. Loss/or Damage/or Costs/or Expenses arising from seepage and/or Pollution and/or Contamination, other than Contamination from Smoke Damage. Nevertheless, this exclusion does not preclude payment of the cost of removal of debris of property damaged by a loss otherwise covered hereunder, but subject always to a limit of 25% of the Company's property loss under the original policy.

         9. Loss in respect of overhead transmission and distribution lines and their supporting structure other than those on or within 150 meters (or 500 feet) of the insured premises. It is understood and agreed that public utilities extension and/or suppliers extension and/or contingent business interruption coverages are not subject to this exclusion, provided that these are not part of a transmitters' or distributors' policy.

         10.      Insolvency Fund Exclusion Clause.

         11.      War Risk Exclusion Clause.

         12.      Pools and Associations Exclusion Clause.

         13. Nuclear Incident Exclusion Clauses - Physical Damage - Reinsurance - U.S.A. and Canada.

                                   ARTICLE III
                                   -----------

TERM:
-----

         The term of this Contract shall be from 12:01 A.M. Standard Time, July 1, 1999 to 12:01 A.M. Standard Time, July 1, 2000.

         If the liability of the Reinsurer under this Contract terminates while a loss occurrence giving rise to a claim hereunder is in progress, then the Reinsurer shall be liable as if the whole loss occurrence had occurred during the term of this Contract, provided that no part of that loss occurrence is claimed against any renewal or replacement of this Contract.


                                   ARTICLE IV
                                   ----------

TERRITORY:
----------

         This Contract shall cover wherever the Company's Policies cover.


                                    ARTICLE V
                                    ---------

AMOUNT OF LIMIT AND RETENTION:
------------------------------

         No claim shall be made hereunder unless and until the Company and other members of the State Auto Insurance Companies Group, being State Automobile Mutual Insurance Company, State Auto Property and Casualty Insurance Company, Milbank Insurance Company, Midwest Security Insurance Company, State Auto National Insurance Company, Farmers Casualty Insurance Company, and Mid-Plains Insurance Company, hereinafter referred to as the "Group", on a pooled basis where applicable, shall first have sustained an Ultimate Net Loss in excess of $120,000,000, regardless of the number of Policies under which such loss is payable or the number of interests insured. The Reinsurer shall then be liable for the amount of Ultimate Net Loss for the Company in excess of $120,000,000 Ultimate Net Loss each occurrence, but the sum recoverable from the Reinsurer in respect of each loss occurrence shall not exceed $100,000,000, nor more than $100,000,000 in respect of all loss occurrences during the term of this contract.

         The amount of coverage is subject to at least two risks being involved in the same loss occurrence.


                                   ARTICLE VI
                                   ----------

ULTIMATE NET LOSS:
------------------

         The term "ultimate net loss" shall mean the amount that the Company pays, such loss to include all expenses incurred by the Company in connection with the settlement of losses or resistance to or negotiations concerning a loss, including salaries and expenses of employees of the Company while diverted from their normal duties to the service of field adjustment but shall not include any office expenses of the Company. However, nothing in this Article shall be construed to prevent the Company from including all such amounts defined as ultimate net loss attributable to the Group on a pooled basis for the first $120,000,000 of ultimate net loss.

         All salvages and recoveries and payments (net of the cost of obtaining any salvage, recovery or payment), whether recovered or received prior or subsequent to loss settlement under this Contract, including amounts recoverable under all Reinsurances whether collected or not, shall be applied as if recovered or received prior to the aforesaid settlement and shall be deducted from the actual loss incurred to arrive at the amount of ultimate net loss. Nothing in this Article shall be construed to mean losses are not recoverable until the ultimate net loss to the Company has been ascertained.


                                   ARTICLE VII
                                   -----------

NET RETAINED LINES:
-------------------

         This Contract applies to only that portion of any policy which the Company and the other member of the Group, on a pooled basis where applicable, retains net for its own account.

         The amount of the Reinsurer's liability hereunder in respect of any loss shall not be increased by reason of the inability of the Company to collect from any other Reinsurer, whether specific or general, any amounts which may have become due whether such inability arises from the insolvency of such other Reinsurer or otherwise.


                                  ARTICLE VIII
                                  ------------

UNDERLYING EXCESS:
------------------

         The Company has in force underlying catastrophe excess of loss reinsurance and recoveries thereunder shall be disregarded for all purposes of this Contract and shall inure to the sole benefit of the Company.


                                   ARTICLE IX
                                   ----------

DEFINITION OF LOSS OCCURRENCE:
------------------------------

         The term "loss occurrence" shall mean the sum of all individual losses directly occasioned by any one disaster, accident or loss or series of disasters, accidents or losses arising out of one event which occurs within the area of one state of the United States or province of Canada and states or provinces contiguous thereto and to one another. However, the duration and extent of any one "loss occurrence" shall be limited to all individual losses sustained by the Company occurring during any period of one hundred sixty-eight (168) consecutive hours arising out of and directly occasioned by the same event except that the term "loss occurrence" shall be further defined as follows:

                  A. As regards windstorm, hail, tornado, hurricane, cyclone, including ensuing collapse and water damage, all individual losses sustained by the Company occurring during any period of seventy-two (72) consecutive hours arising out of and directly occasioned by the same event. However, the event need not be limited to one state or province or states or provinces contiguous thereto.

                  B. As regards riot, riot attending a strike, civil commotion, vandalism and malicious mischief, all individual losses sustained by the Company occurring during any period of seventy-two (72) consecutive hours within the area of one municipality or county and the municipalities or counties contiguous thereto arising out of and directly occasioned by the same event. The maximum duration of seventy-two (72) consecutive hours may be extended in respect of individual losses which occur beyond such seventy-two
                           (72) consecutive hours during the continued occupation of an insured's premises by strikers, provided such occupation commenced during the aforesaid period.

                  C. As regards earthquake (the epicentre of which need not necessarily be within the territorial confines referred to in the opening paragraph of this Article) and fire following directly occasioned by the earthquake, only those individual fire losses which commence during the period of one hundred and sixty-eight (168) consecutive hours may be included in the Company's "loss occurrence".

                  D. As regards "freeze", only individual losses directly occasioned by collapse, breakage of glass and water damage (caused by bursting of frozen pipes and tanks) may be included in the Company's "loss occurrence".

                  For all "loss occurrences" except as referred to under sub-paragraph B, the Company may choose the date and time when any such period of consecutive hours commences, provided that it is not earlier than the date and time of the occurrence of the first recorded individual loss sustained by the Company arising out of that disaster, accident, or loss and provided that only one such period of one hundred and sixty-eight (168) consecutive hours shall apply with respect to one event, except for those "loss occurrences" referred to in sub-paragraph A above, where only one such period of seventy-two (72) consecutive hours shall apply with respect to one event, regardless of the duration of the event.

                  As respect those "loss occurrences" referred to in sub-paragraph B above, if the disaster, accident or loss occasioned by the event is of greater duration than seventy-two (72) consecutive hours, then the Company may divide that disaster, accident or loss into two or more "loss occurrences" provided no two periods overlap and no individual loss is included in more than one such period and provided that no period commences earlier than the date and time of the occurrence of the first recorded individual loss sustained by the Company arising out of that disaster, accident or loss.

                  No individual losses occasioned by an event that would be covered by seventy-two (72) hours clauses may be included in any "loss occurrence" claimed under the one hundred and sixty-eight (168) hours provision.

                                    ARTICLE X
                                    ---------

NOTICE OF LOSS AND LOSS SETTLEMENT:
-----------------------------------

         The Company shall adjust, settle, or compromise all claims and losses hereunder.

         All loss settlements by the Company which comply with the terms hereof shall be unconditionally binding upon the Reinsurer.

         The Company shall advise the Reinsurer promptly of all claims and any subsequent developments pertaining thereto, which may, in the Company's opinion, develop into losses involving Reinsurance hereunder. Inadvertent omission or oversight in dispatching such advices shall in no way affect the liability of the Reinsurer under this Contract provided the Company informs the Reinsurer of such omission or oversight promptly upon its discovery.

         The Reinsurer shall tender all loss payments as soon as practicable after receipt of any proof of loss.


                                   ARTICLE XI
                                   ----------

PREMIUM:
--------

         The premium to be paid to the Reinsurer shall be $3,000,000, payable in four equal quarterly installments. Each company shall pay a percentage of the premium based on its share of written premiums of the subject lines of businesss as estimated in Exhibit A.


                                   ARTICLE XII
                                   -----------

CURRENCY:
---------

         All retentions, limits and premiums referenced in this Contract are expressed in United States Dollars and all payments made by either party shall be made in United States Dollars.

         Amounts paid or received by the Company in any other currency shall be converted to United States Dollars at the rate of exchange at the date such transaction is entered on the books of the Company.


                                  ARTICLE XIII
                                  ------------

OFFSET:
-------

         The Company and the Reinsurer, each at its option, may offset any balance or balances, whether on account of premiums, claims and losses, loss expenses or salvages due from one party to the other under this Contract; provided, however, that in the event of the insolvency of a party hereto, offsets shall only be allowed in accordance with applicable statutes and regulations.

                                   ARTICLE XIV
                                   -----------

ACCESS TO RECORDS:
------------------

         The Company shall place at the disposal of the Reinsurer at all reasonable times, and the Reinsurer shall have the right to inspect through its designated representatives, during the term of this Contract and thereafter, all books, records and papers of the Company in connection with any reinsurance hereunder, or the subject matter hereof.


                                   ARTICLE XV
                                   ----------

ERRORS AND OMISSIONS:
---------------------

         Any inadvertent delay, omission or error shall not be held to relieve either party hereto from any liability which would attach to either party if such delay, omission or error had not been made, provided such delay, omission or error is rectified as soon as practicable after discovery.


                                   ARTICLE XVI
                                   -----------

TAXES:
------

         In consideration of the terms under which this Contract is issued, the Company undertakes not to claim any deduction of the premium hereon when making Canadian tax returns, or when making tax returns, other than income or profits tax returns, to any state or territory of the United States of America or to the District of Columbia.


                                  ARTICLE XVII
                                  ------------

INSOLVENCY:
-----------

         The reinsurance under this Contract shall be payable by the Reinsurer on the basis of the liability of one or more of the Companies under the Policy or Policies reinsured without diminution because of the insolvency of one or more of the Companies reinsured or because the liquidator, receiver, conservator or statutory successor of the Company(ies) has failed to pay all or a portion of any claim.

         In the event of the insolvency of one or more of the Companies reinsured, the liquidator, receiver, conservator or statutory successor of the Company(ies) shall give written notice to the Reinsurer of the pendency of a claim against the insolvent Company(ies) on the Policy or Policies reinsured within a reasonable time after such claim is filed in the insolvency proceeding and during the pendency of such claim the Reinsurer may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated any defense or defenses which it may deem available to the Company(ies) or its liquidator, receiver, conservator or statutory successor. The expense thus incurred by the Reinsurer shall be chargeable subject to court approval against the insolvent Company(ies) as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to the Company(ies) solely as a result of the defense undertaken by the Reinsurer.

         Where two or more Reinsurers are involved in the same claim and a majority in interest elect to interpose defense to such claim, the expense shall be apportioned in accordance with the terms of this Contract as though such expense had been incurred by the Company(ies).

         In the event of the insolvency of one or more of the Companies reinsured, the reinsurance under this Contract shall be payable by the Reinsurer directly to the Company(ies) or to the liquidator, receiver, conservator or statutory successor, except as provided by subsection
         (A) of section 4118 of the Insurance Law of New York or except where
         (I) the Contract specifies another payee of such Reinsurance in the event of the insolvency of the Company(ies) and (II) the Reinsurer with the consent of the direct insureds and, with the prior approval of the Superintendent of Insurance of New York to the certificate of assumption issued to New York direct insureds, has assumed such policy obligations of the Company(ies) as its direct obligations to the payees under such policies, in substitution for the obligations of the Company(ies) to such payees.

                                  ARTICLE XVIII
                                  -------------

ARBITRATION:
------------

         If any dispute shall arise between the parties to this Contract, either before or after its termination, with reference to the interpretation of this Contract or the rights of either party with respect to any transactions under this Contract, including the formation or validity thereof, the dispute shall be referred to three (3) arbitrators as a condition precedent to any right of action arising under this Contract. The arbitrators shall be active or retired disinterested officers of insurance or reinsurance companies or Lloyd's Underwriters other than the parties or their affiliates. One arbitrator shall be chosen by each party and the third by the two so chosen. If either party refuses or neglects to appoint an arbitrator within thirty (30) days after the receipt of written notice from the other party requesting it to do so, the requesting party may nominate two (2) arbitrators who shall choose the third.

         In the event the arbitrators do not agree on the selection of the third arbitrator within thirty (30) days after both arbitrators have been named, the Company shall petition the American Arbitration Association to appoint the third arbitrator. If the American Arbitration Association fails to appoint the third arbitrator within thirty (30) days after it has been requested to do so, either party may request a justice of a court of general jurisdiction of the state in which the arbitration is to be held, to appoint an officer or retired officer of an insurance or reinsurance company or Lloyd's Underwriter as the third arbitrator. In the event both parties request the appointment of the third arbitrator, the third arbitrator shall be the soonest named in writing by the justice of the court.

          Each party shall submit its case to the arbitrators within thirty (30) days of the appointment of the arbitrators. The arbitrators shall consider this Contract an honorable engagement rather than merely a legal obligation; they are relieved of all judicial formalities and may abstain from following the strict rules of law. The decision of a majority of the arbitrators shall be final and binding on both the Company and the Reinsurer. Judgment may be entered upon the award of the arbitrators in any court having jurisdiction.

         Each party shall bear the fee and expenses of its own arbitrator, one half of the fee and the expenses of the third arbitrator and one half of the other expenses of the arbitration. In the event both arbitrators are chosen by one party, the fees of the arbitrators shall be equally divided between the parties.

         Any such arbitration shall take place in Columbus, Ohio unless some other location is mutually agreed upon by the parties.

                                    EXHIBIT A

                    STATE AUTOMOBILE MUTUAL INSURANCE COMPANY
                               STATE AUTO NATIONAL
                            MILBANK INSURANCE COMPANY
                       MIDWEST SECURITY INSURANCE COMPANY
                       FARMERS CASUALTY INSURANCE COMPANY
                          MID-PLAINS INSURANCE COMPANY

       PROPERTY CATASTROPHE OVERLYING EXCESS OF LOSS REINSURANCE CONTRACT
       ------------------------------------------------------------------

                                 FOR THE PERIOD
                      12:01 A.M. STANDARD TIME JULY 1, 1999
                                     THROUGH
                      12:01 A.M. STANDARD TIME JULY 1, 2000

               Calculation of Premium Percentage for Each Company


Written Premium July 1, 1998 through June 30, 1999
                           Annual         State Automobile                          State Auto  Farmers
                       Statement Line          Mutual       Milbank      Midwest     National   Casualty   Mid-Plains      Total
------------------------------------------------------------------------------------------------------------------------------------
                                      1.0    21,858,073       742,377      53,077                                        22,653,527
                                      2.0    12,958,492       616,452      30,033                                        13,604,977
                               65% of 3.0             0     3,131,479           0                                         3,131,479
                               65% of 4.0    28,698,456     7,017,580   1,724,386                452,373                 37,892,795
                               50% of 5.0     9,946,161     1,099,410           0                                        11,045,571
                               90% of 8.0     1,928,889         5,933           0                                         1,934,822
                                      9.0     8,331,051     1,178,978     178,003                                         9,688,032
                                     12.0     1,689,108        10,906         355                                         1,700,369
                              50% of 21.1    25,044,475     7,707,316   3,374,757   4,675,777  5,604,110    1,260,420    47,666,855
                              50% of 21.2     5,317,616       337,952           0                                         5,655,568

                                    Total   115,772,321    21,848,383   5,360,611   4,675,777  6,056,483    1,260,420   154,973,995
                           Premiums Ceded      (364,090)      (37,875)     (4,192)          0       (991)           0      (407,148)
                                Net Total   115,408,231    21,810,508   5,356,419   4,675,777  6,055,492    1,260,420   154,566,847

                               % of Total         74.67%        14.11%       3.47%       3.03%      3.92%        0.82%        100.0%

Item 1: Selected Estimates                         75.0%         14.0%        3.0%        3.0%       4.0%         1.0%        100.0%

Item 2: Premium (rounded to 000)              2,250,000       420,000      90,000      90,000    120,000       30,000     3,000,000

Item 3: Quarterly Installment                   562,500       105,000      22,500      22,500     30,000        7,500       750,000


                       INTERESTS AND LIABILITIES AGREEMENT
                       -----------------------------------

                                     BETWEEN

                    STATE AUTOMOBILE MUTUAL INSURANCE COMPANY
                            MILBANK INSURANCE COMPANY
                      STATE AUTO NATIONAL INSURANCE COMPANY
                       MIDWEST SECURITY INSURANCE COMPANY
                       FARMERS CASUALTY INSURANCE COMPANY
                          MID-PLAINS INSURANCE COMPANY

                                 (THE "COMPANY")

                                       AND

               STATE AUTO PROPERTY AND CASUALTY INSURANCE COMPANY

                          (THE SUBSCRIBING "REINSURER")

It is hereby mutually agreed by and between the Company on the one part, and the Subscribing Reinsurer on the other part that effective July 1, 1999, the Subscribing Reinsurer's share of the Interests and Liabilities of the PROPERTY CATASTROPHE OVERLYING EXCESS OF LOSS REINSURANCE CONTRACT attached hereto and forming part of this Agreement, shall be for ONE HUNDRED PERCENT (100%).


IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed in duplicate by their authorized representatives.


Signed in Columbus, Ohio this 8th day of December, 1999.

         STATE AUTO PROPERTY AND CASUALTY INSURANCE COMPANY


         By  /s/ Steven J. Johnston
           -------------------------------------

         Title  Senior Vice President
              ----------------------------------


Signed in Columbus, Ohio this 8th day of December, 1999.

         STATE AUTOMOBILE MUTUAL INSURANCE COMPANY
         MILBANK INSURANCE COMPANY
         STATE AUTO NATIONAL INSURANCE COMPANY
         MIDWEST INSURANCE COMPANY
         FARMERS CASUALTY INSURANCE COMPANY
         MID-PLAINS INSURANCE COMPANY


         By  /s/ Steven J. Johnston
           -------------------------------------

         Title  Senior Vice President
              ----------------------------------

                                ENDORSEMENT NO. 1
                                -----------------

                                     TO THE

                  PROPERTY CATASTROPHE OVERLYING EXCESS OF LOSS
                              REINSURANCE CONTRACT

                                     BETWEEN

                    STATE AUTOMOBILE MUTUAL INSURANCE COMPANY
                      STATE AUTO NATIONAL INSURANCE COMPANY
                            MILBANK INSURANCE COMPANY
                       MIDWEST SECURITY INSURANCE COMPANY
                       FARMERS CASUALTY INSURANCE COMPANY
                          MID-PLAINS INSURANCE COMPANY
                                 (THE "COMPANY")

                                       AND

               STATE AUTO PROPERTY AND CASUALTY INSURANCE COMPANY
                          (THE SUBSCRIBING "REINSURER")

It is hereby understood and agreed that effective January 1, 2000, this Contract is amended as follows:

I.       Company shall read:

         State Automobile Mutual Insurance Company
         State Auto National Insurance Company
         Milbank Insurance Company
         Midwest Security Insurance Company
         Farmers Casualty Insurance Company
         Mid-Plains Insurance Company
         State Auto Insurance Company

II.      ARTICLE V,  AMOUNT OF LIMIT AND RETENTION shall read:

No claim shall be made hereunder unless and until the Company and other members of the State Auto Insurance Companies Group, being State Automobile Mutual Insurance Company, State Auto Property and Casualty Insurance Company, Milbank Insurance Company, Midwest Security Insurance Company, State Auto National Insurance Company, Farmers Casualty Insurance Company, and Mid-Plains Insurance Company, hereinafter referred to as the "Group", on a pooled basis where applicable, shall first have sustained an Ultimate Net Loss in excess of $120,000,000, regardless of the number of Policies under which such loss is payable or the number of interests insured. The Reinsurer shall then be liable for the amount of Ultimate Net Loss for the Company in excess of $120,000,000 Ultimate Net Loss each occurrence, but the sum recoverable from the Reinsurer in respect of each loss occurrence shall not exceed $135,000,000, nor more than $135,000,000 in respect of all loss occurrences during the term of this contract.

                                ENDORSEMENT NO. 1
                                -----------------


The amount of coverage is subject to at least two risks being involved in the same loss occurrence.


III.     ARTICLE XI, PREMIUM, shall read:

The premium to be paid to the Reinsurer shall be $4,050,000, payable in four equal quarterly installments. Each company shall pay a percentage of the premium based on its share of written premiums of the subject lines of business as estimated in Exhibit A.

IV.      EXHIBIT A is modified as attached and replaces the original Exhibit A.


All other terms and conditions remain unchanged.


IN WITNESS WHEREOF, the parties hereto have caused this endorsement to be signed in duplicate by their authorized representatives.



Signed in Columbus, Ohio this 21st day of February, 2000.


STATE AUTO PROPERTY AND CASUALTY INSURANCE COMPANY


By /s/ Steven J. Johnston
  -------------------------------------

Title Senior Vice President
     ----------------------------------



Signed in Columbus, Ohio this 21st day of February, 2000.


STATE AUTOMOBILE MUTUAL INSURANCE COMPANY
MILBANK INSURANCE COMPANY
STATE AUTO NATIONAL INSURANCE COMPANY
MIDWEST SECURITY INSURANCE COMPANY
FARMERS CASUALTY INSURANCE COMPANY
MID-PLAINS INSURANCE COMPANY
STATE AUTO INSURANCE COMPANY

By /s/ Steven J. Johnston
  -------------------------------------

Title Senior Vice President
     ----------------------------------

                                ENDORSEMENT NO. 1
                                -----------------

                                    EXHIBIT A

                    STATE AUTOMOBILE MUTUAL INSURANCE COMPANY
                               STATE AUTO NATIONAL
                            MILBANK INSURANCE COMPANY
                       MIDWEST SECURITY INSURANCE COMPANY
                       FARMERS CASUALTY INSURANCE COMPANY
                          MID-PLAINS INSURANCE COMPANY

       PROPERTY CATASTROPHE OVERLYING EXCESS OF LOSS REINSURANCE CONTRACT
       ------------------------------------------------------------------

                                 FOR THE PERIOD
                      12:01 A.M. STANDARD TIME JULY 1, 1999
                                     THROUGH
                      12:01 A.M. STANDARD TIME JULY 1, 2000

               Calculation of Premium Percentage for Each Company


Written Premium July 1, 1998 through June 30, 1999
                              Annual        State Automobile                          State Auto  Farmers
                          Statement Line         Mutual       Milbank     Midwest      National   Casualty  Mid-Plains    Total
----------------------------------------------------------------------------------------------------------------------------------
                                       1.0     21,858,073       742,377      53,077                                     22,653,527
                                       2.0     12,958,492       616,452      30,033                                     13,604,977
                                65% of 3.0              0     3,131,479           0                                      3,131,479
                                65% of 4.0     28,698,456     7,017,580   1,724,386                452,373              37,892,795
                                50% of 5.0      9,946,161     1,099,410           0                                     11,045,571
                                90% of 8.0      1,928,889         5,933           0                                      1,934,822
                                       9.0      8,331,051     1,178,978     178,003                                      9,688,032
                                      12.0      1,689,108        10,906         355                                      1,700,369
                               50% of 21.1     25,044,475     7,707,316   3,374,757   4,675,777  5,604,110  1,260,420   47,666,855
                               50% of 21.2      5,317,616       337,952           0                                      5,655,568

                                     Total    115,772,321    21,848,383   5,360,611   4,675,777  6,056,483  1,260,420  154,973,995
                            Premiums Ceded       (364,090)      (37,875)     (4,192)          0       (991)         0     (407,148)
                                 Net Total    115,408,231    21,810,508   5,356,419   4,675,777  6,055,492  1,260,420  154,566,847

                                % of Total          74.67%        14.11%       3.47%       3.03%      3.92%      0.82%       100.0%

Item 1: Selected Estimates                           75.0%         14.0%        3.0%        3.0%       4.0%       1.0%       100.0%

Item 2: Annual Premium (rounded to 000)         3,037,500       567,000     121,500     121,500    162,000     40,500    4,050,000

Item 3: Quarterly Installment                     759,375       141,750      30,375      30,375     40,500     10,125    1,012,500

                       INSOLVENCY FUNDS EXCLUSIONS CLAUSE



This Agreement excludes: All liability of the Company arising, by contract, operation of law, or otherwise, from its participation or membership, whether voluntary or involuntary, in any insolvency fund. "Insolvency Fund" includes any guaranty fund, insolvency fund, plan, pool, association, fund or other arrangement, howsoever denominated, established or governed, which provides for any assessment of or payment or assumption by the Company of part or all of any claim, debt, charge, fee or other obligation of an insurer, or its successors or assigns, which has been declared by any competent authority to be insolvent, or which is otherwise deemed unable to meet any claim, debt, charge, fee, or other obligation in whole or in part.

              NUCLEAR INCIDENT EXCLUSION CLAUSE - PHYSICAL DAMAGE -
                              REINSURANCE - U.S.A.
                              --------------------


         1. This Reinsurance does not cover any loss or liability accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, from any Pool of Insurers or Reinsurers formed for the purpose of covering Atomic or Nuclear Energy risks.

         2. Without in any way restricting the operation of paragraph (1) of this Clause, this Reinsurance does not cover any loss or liability accruing to the Reassured, directly or indirectly and whether as Insurer or Reinsurer, from any insurance against Physical Damage (including business interruption or consequential loss arising out of such Physical Damage) to:

         I. Nuclear reactor power plants including all auxiliary property on the site, or

         II. Any other nuclear reactor installation including laboratories handling radioactive materials in connection with reactor installations, and "critical facilities" as such, or

         III. Installations for fabricating complete fuel elements or for processing substantial quantities of "special nuclear material," and for reprocessing, salvaging, chemically separating, storing or disposing of "spent" nuclear fuel or waste materials, or

         IV. Installations other than those listed in paragraph (2) III above using substantial quantities of radioactive isotopes or other products of nuclear fission.

         3. Without in any way restricting the operations of paragraphs (1) and
(2) hereof, this Reinsurance does not cover any loss or liability by radioactive contamination accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, from any insurance on property which is on the same site as a nuclear reactor power plant or other nuclear installation and which normally would be insured therewith except that this paragraph (3) shall not operate:

         (A) Where the Reassured does not have knowledge of such nuclear reactor power plant or nuclear installation, or

         (B) Where said insurance contains a provision excluding coverage for damage to property caused by or resulting from radioactive contamination, however caused. However on and after 1st January 1960 this sub-paragraph (B) shall only apply provided the said radioactive contamination exclusion provision has been approved by the Governmental Authority having jurisdiction thereof.

         4. Without in any way restricting the operations of paragraphs (1), (2) and (3) hereof, this Reinsurance does not cover any loss or liability by radioactive contamination accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, when such radioactive contamination is a named hazard specifically insured against.

         5. It is understood and agreed that this Clause shall not extend to risks using radioactive isotopes in any form where the nuclear exposure is not considered by the Reassured to be the primary hazard.

         6. The term "special nuclear material" shall have the meaning given it in the Atomic Energy Act of 1954, or by any law amendatory thereof.

         7.       The Reassured to be sole judge of what constitutes:

                  (A)      substantial quantities, and

                  (B)      the extent of installation, plant or site.

NOTE: Without in any way restricting the operation of paragraph (1) hereof, it is understood and agreed that:

                  (A) all policies issued by the Reassured on or before 31st December 1957 shall be free from the application of the other provision of this Clause until expiry date or 31st December 1960, whichever first occurs whereupon all the provisions of this Clause shall apply,

                  (B) with respect to any risk located in Canada policies issued by the Reassured on or before 31st December 1958 shall be free from the application of the other provisions of this Clause until expiry date or 31st December 1960, whichever first occurs whereupon all the provisions of this Clause shall apply.

              NUCLEAR INCIDENT EXCLUSION CLAUSE - PHYSICAL DAMAGE -
                              REINSURANCE - CANADA
                              --------------------

             APPLICABLE TO POLICIES BECOMING EFFECTIVE ON AND AFTER
                                 JANUARY 1, 1985
                                   (SEE NOTE)


1. This Agreement does not cover any loss or liability accruing to the Reinsured, directly or indirectly, and whether as Insurer or Reinsurer, from any Pool of Insurers or Reinsurers formed for the purpose of covering Atomic or Nuclear Energy risks.

2. Without in any way restricting the operation of paragraph 1 of this Clause, this Agreement does not cover any loss or liability accruing to the Reinsured, directly or indirectly, and whether as Insurer or Reinsurer, from any insurance against Physical Damage (including business interruption or consequential loss arising out of such Physical Damage) to:

         (A) Nuclear reactor power plants including all auxiliary property on the site, or

         (B) Any other nuclear reactor installation, including laboratories handling radioactive materials in connection with reactor installations, and critical facilities as such, or

         (C) Installations for fabricating complete fuel elements or for processing substantial quantities of prescribed substances, and for reprocessing, salvaging, chemically separating, storing or disposing of spent nuclear fuel or waste materials, or

         (D) Installations other than those listed in (C) above using substantial quantities of radioactive isotopes or other products of nuclear fission.

3. Without in any way restricting the operations of paragraphs 1 and 2 of this Clause, this Agreement does not cover any loss or liability by radioactive contamination accruing to the Reinsured, directly or indirectly, and whether as Insurer or Reinsurer from any insurance on property which is on the same site as a nuclear reactor power plant or other nuclear installations and which normally would be insured therewith, except that this paragraph 3 shall not operate

         (A) Where the Reinsured does not have knowledge of such nuclear reactor power plant or nuclear installation, or

         (B) Where the said insurance contains a provision excluding coverage for damage to property caused by or resulting from radioactive contamination, however caused.

4. Without in any way restricting the operation of paragraphs 1, 2, and 3 of this Clause, this Agreement does not cover any loss or liability by radioactive contamination accruing to the Reinsured, directly or indirectly, and whether as Insurer or Reinsurer, when such radioactive contamination is a named hazard specifically insured against.

5. This Clause shall not extend to risks using radioactive isotopes in any form where the nuclear exposure is not considered by the Reinsured to be the primary hazard.

6. The term "prescribed substances" shall have the meaning given it by the Atomic Energy Control Act R.S.C. 1974, or by any law amendatory thereof.

7. The Reinsured to be sole judge of what constitutes:

   (A) substantial quantities, and

   (B) the extent of installation, plant or site.

8. Without in any way restricting the operation of paragraphs 1, 2, 3 and 4 of this Clause, this Agreement does not cover any loss or liability accruing to the Reinsured, directly or indirectly, and whether as Insurer or Reinsurer caused by any nuclear incident as defined in the Nuclear Liability Act, nuclear explosion or contamination by radioactive material.

NOTE: In addition, this Clause is applicable to all original contracts of the Reinsured in effect prior to January 1, 1985 whether new, renewal or replacement which incorporate a Nuclear Incident/Radioactive Contamination Exclusion as contained in form IBC 1105 1-82.

                POOLS, ASSOCIATIONS & SYNDICATES EXCLUSION CLAUSE


SECTION A:
----------

EXCLUDING:

         (1) All Business derived directly or indirectly from any Pool, Association or Syndicate which maintains its own reinsurance facilities.

         (2) Any Pool or Scheme (whether voluntary or mandatory) formed after March 1, l968 for the purpose of insuring Property whether on a country-wide basis or in respect of designated areas. This exclusion shall not apply to so-called Automobile Insurance Plans or other Pools formed to provide coverage for Automobile Physical Damage.

SECTION B:
----------

It is agreed that business written by the Company for the same perils, which is known at the time to be insured by, or in excess of underlying amounts placed in the following Pools, Associations, or Syndicates, whether by way of insurance or reinsurance, is excluded hereunder:

         Industrial Risk Insurers; Associated Factory Mutuals; Improved Risk Mutuals.

         Any Pool, Association or Syndicate formed for the purpose of writing Oil, Gas or Petro-Chemical Plants and/or Oil or Gas Drilling Rigs.

         United States Aircraft Insurance Group, Canadian Aircraft Insurance
            Group, Associated Aviation
         Underwriters, American Aviation Underwriters.

SECTION B does not apply:

         (1) Where the Total Insured Value over all interests of the risk in question is less than $250,000,000.

         (2) To interests traditionally underwritten as Inland Marine or Stock and/or Contents written on a Blanket basis.

         (3) To Contingent Business Interruption, except when the Company is aware that the key location is known at the time to be insured in any Pool, Association or Syndicate named above, other than as provided for under Section B (1).

         (4) To risks as follows: Offices, Hotels, Apartments, Hospitals, Educational Establishments, Public Utilities (other than Railroad Schedules) and Builder's Risks on the classes of risks specified in this subsection (4) only.

SECTION C:
----------

Where this Clause attaches to catastrophe excesses, the following Section C is added:

NEVERTHELESS the Reinsurer specifically agree that liability accruing to the Company from its participation in:

         (l)      The following so-called "Coastal Pools":

                  ALABAMA INSURANCE UNDERWRITING ASSOCIATION
                  FLORIDA WINDSTORM UNDERWRITING ASSOCIATION
                  LOUISIANA INSURANCE UNDERWRITING ASSOCIATION
                  MISSISSIPPI WINDSTORM UNDERWRITING ASSOCIATION NORTH CAROLINA INSURANCE UNDERWRITING ASSOCIATION SOUTH CAROLINA WINDSTORM AND HAIL UNDERWRITING
                          ASSOCIATION
                  TEXAS CATASTROPHE PROPERTY INSURANCE ASSOCIATION

                                       and

         (2) All "FAIR Plan" and "Rural Risk Plan" business, including the Florida Residential Property and Casualty Joint Underwriting Association and the Florida Property and Casualty Joint Underwriting Association ("JUA").

         For all perils otherwise protected hereunder shall not be excluded, except, however, that this reinsurance does not include any increase in such liability resulting from:

         (1) the inability of any other participant in such "Coastal Pool" and/or "FAIR Plan" and/or "Rural Risk Plan" and/or Residual Market Mechanisms to meet its liability.

         (2) any claim against such "Coastal Pool" and/or "FAIR Plan" and/or "Rural Risk Plan" and/or Residual Market Mechanisms or any participant therein, including the Company, whether by way of subrogation or otherwise, brought by or on behalf of any Insolvency Fund (as defined in the Insolvency Fund Exclusion Clause incorporated in this Contract).

SECTION D:
---------

Notwithstanding Section C above, in respect of the FWUA, FPCJUA and RPCJUA, where an assessment is made against the Company by the FWUA, the FPCJUA, the RPCJUA, or any combination thereof, the maximum loss that the Company may include in the Ultimate Net Loss in respect of any loss occurrence hereunder shall not exceed the lesser of:

         (1) The Company's assessment from the relevant entity (FWUA, FPCJUA and/or RPCJUA) for the accounting year in which the loss occurrence commenced, or

         (2)      The product of the following:

                  a) The Company's percentage participation in the relevant entity for the accounting year in which the loss occurrence commenced; and

                  b) The relevant entity's total losses in such loss occurrence.

Any assessments for accounting years subsequent to that in which the loss occurrence commenced may not be included in the Ultimate Net Loss hereunder. Moreover, notwithstanding Section C above, in respect of the FWUA, the FPCJUA and/or the RPCJUA, the Ultimate Net Loss hereunder shall not include any monies expended to purchase or retire bonds as a consequence of being a member of the FWUA, the FPCJUA and/or the RPCJUA. For the purposes of this Contract, the Company may not include in the Ultimate Net Loss any assessment or any percentage assessment levied by the FWUA, the FPCJUA and/or the RPCJUA to meet the obligations of an insolvent insurer member or other party, or to meet any obligations arising from the deferment by the FWUA, FPCJUA and/or RPCJUA of the collection of monies.

                NORTH AMERICAN WAR EXCLUSION CLAUSE (REINSURANCE)

        Approved by Lloyd's Underwriters' Fire and Non-Marine Association



"As regards interests which at time of loss or damage are on shore, no liability shall attach hereto in respect of any loss or damage which is occasioned by war, invasion, hostilities, acts of foreign enemies, civil war, rebellion, insurrection, military or usurped power, or martial law or confiscation by order of any government or public authority.

This War Exclusion Clause shall not, however, apply to interests which at time of loss or damage are within the territorial limits of the United States of America (comprising the fifty States of the Union and the District of Columbia, its territories and possessions including Panama Canal Zone and the Commonwealth of Puerto Rico and including Bridges between the U.S.A. and Mexico provided they are under United States ownership), Canada, St. Pierre and Miquelon, provided such interests are insured under policies, endorsements or binders containing a standard war or hostilities or warlike operations exclusion clause."

Nevertheless, this Clause shall not be construed to apply to riots, strikes, civil commotion, vandalism, malicious damage including acts committed by the agent of any government, party or faction engaged in war, hostilities, or other warlike operation, providing such agent is acting secretly and not in connection with any operations of military or naval armed forces in the country where the interest insured is situated.